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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                FORM 8-K/A No. 1
                              --------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


        Maryland                           0-20047              23-2947217
(State or other jurisdiction of          (Commission          (IRS Employer
      incorporation)                     File Number)     Identification Number)


                           401 City Avenue, Suite 615
                              Bala Cynwyd, PA 19004
                    (Address of principal executive offices)


                                 (610) 538-1800
              (Registrant's telephone number, including area code)


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



Item 7.           Financial Statements and Exhibits



In a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 1998, Corporate Office Properties Trust (the "Company") reported its acquisition of an office building located in Columbia, Maryland ("Riverwood"). The Company is filing this amendment to the Current Report on Form 8-K to include the financial statements identified in this
Item 7.


         (a)   Financial Statements of Business Acquired

               The financial statements of Riverwood are included herein. See pages F-15 through F-19.



         (b)   Pro Forma Financial Information

              The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-14.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 11, 1998


                              CORPORATE OFFICE PROPERTIES TRUST


                              By:      /s/ Randall M. Griffin
                                       --------------------------------
                              Name:    Randall M. Griffin
                              Title:    President and
                                        Chief Operating Officer


                              By:      /s/ Roger A. Waesche, Jr.
                                       --------------------------------
                              Name:    Roger A. Waesche, Jr.
                              Title:   Senior Vice President - Finance

                        CORPORATE OFFICE PROPERTIES TRUST
                          INDEX TO FINANCIAL STATEMENTS



I.   PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE COMPANY

         Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1998                   F-5

         Pro Forma Condensed Consolidating Statement of Operations for the Year
         Ended December 31, 1997                                                                    F-6

         Pro Forma Condensed Consolidating Statement of Operations for the
         Nine Months Ended September 30, 1998                                                       F-7

         Notes and Management's Assumptions to Pro Forma Condensed
         Consolidating Financial Information                                                        F-8


II.  RIVERWOOD PROPERTY

         Report of Independent Accountants                                                          F-15

         Combined Statement of Revenue and Certain Expenses
         for the Year Ended December 31, 1997                                                       F-16

         Notes to Combined Statement of Revenue and Certain Expenses                                F-17

         Combined Statement of Revenue and Certain Expenses for the Nine
         Months Ended September 30, 1998 (unaudited)                                                F-19

                        CORPORATE OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

The following sets forth the unaudited pro forma condensed consolidating balance sheet of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership") as of September 30, 1998, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 of the Company (as defined below). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

In October 1997, the Operating Partnership acquired partnership interests in a portfolio of ten properties (the "Initial Office Properties"), representing the Mid-Atlantic suburban office operations of The Shidler Group, subject to $100 million of indebtedness (the "Term Credit Facility"). At that time, the Company became the sole general partner of the Operating Partnership, which was formed to acquire and hold the Initial Office Properties. In connection with the acquisition of the Initial Office Properties, the Company issued 600,000 of its common shares of beneficial interest ("Common Shares") and the Operating Partnership issued (or committed to issue) 3,181,818 common partnership units ("Common Units") and 2.1 million preferred partnership units ("Preferred Units" or "Preferred 1997 Units").

The acquisition of the Initial Office Properties is reflected in the Company's historical consolidated balance sheet as of September 30, 1998, and is included in the pro forma condensed consolidating statements of operations as if it occurred on January 1, 1997.

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or September 30, 1998 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:

- The consummation of a public offering (the "Offering") on April 27, 1998, in which the Company issued 7,500,000 Common Shares at $10.50 per share and contributed all of the net proceeds to the Operating Partnership in exchange for 7,500,000 Common Units.

- The acquisition of nine multistory office buildings and three office/flex buildings (the "Airport Square Properties") on April 30, 1998.

- The acquisition of two office properties (the "Fairfield Properties") on May 28, 1998.

- The closing of a $100 million, two-year-senior revolving credit facility (the "Revolving Credit Facility") on May 28, 1998 and the borrowing of $23,750,000 under the Revolving Credit Facility to pay a portion of the consideration for the Fairfield Properties.

- The acquisition by the Company on September 28, 1998, from various parties (collectively, "Constellation") of interests in (i) 10 office and 2 retail properties (the "Constellation Properties"); (ii) a 75% ownership interest in a real estate management services entity; and
         (iii) certain equipment, furniture and other assets related to management operations ((ii) and (iii) collectively, the "Constellation Service Companies") for: (a) issuance by the Company of 865,566 non-voting Series A

         Convertible Preferred Shares of Beneficial Interest, $0.01 par value, $25.00 liquidation preference ("Preferred Shares") and 6,182,634 Common Shares; (b) the assumption of debt aggregating $58,085,000 (net of $1,475,000 in debt repaid at settlement); (c) utilization of loan proceeds from the Revolving Credit Facility of $2,100,000, and (d) the payment of $2,485,000 in cash (including $1,475,000 of debt repaid at settlement). The foregoing is referred to herein as the "Constellation Transaction."

- The acquisition by the Company on October 22, 1998, from Constellation of an interest in a newly-constructed office property (the "Woodlands One Property") for: (a) issuance by the Company of 72,509 Preferred Shares and 517,923 Common Shares; (b) the assumption of debt aggregating $9,533,000; and (c) the payment of $1,144,000 in cash.

- The acquisition by the Company on October 13, 1998, from an unrelated party of an interest in an office property ("Riverwood Property") for:
         (a) issuance by the Company of 148,381 Common Units; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $18,842,000.

- The closing of an $85,000,000, ten-year nonrecourse loan (the "TIAA Loan") on October 22, 1998 and the borrowing of $76,200,000 under this loan.

- The contribution by the Company of all the assets acquired in the Constellation Transaction, including the Woodlands One Property, to the Operating Partnership in exchange for 6,700,557 Common Units and 938,075 preferred partnership units ("Preferred Units" or "Preferred 1998 Units").

- The acquisition by the Company on November 13, 1998, from Constellation interests in entities which own two office properties currently under construction (the "Constellation Construction Properties") for: (a) the assumption of debt aggregating $2,000,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200,000.

The accompanying pro forma condensed consolidating financial information does not include the effects of the acquisition of one office and one retail property (one of which is newly constructed and one of which is under construction) as the Company has not consummated these acquisitions as of December 11, 1998.

This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties and the Constellation Service Companies. In management's opinion, all adjustments necessary to reflect the effects of the consummated transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.

                        Corporate Office Properties Trust
                 Pro Forma Condensed Consolidating Balance Sheet
                            As of September 30, 1998
                                   (Unaudited)
                  (Dollars in thousands, except per share data)



                                                                                 Woodlands
                                                    Historical     Riverwood       One                       Retirement of
                                                   Consolidated    Property      Property       TIAA Loan         Debt
                                                       (A)            (B)          (C)            (D)             (E)
Assets
  Net investments in real estate                    $    434,833    $   20,356    $   17,928    $        -     $        -
  Cash and cash equivalents                                1,906             -        (1,144)       75,555        (75,214)
  Investment in unconsolidated subsidiary, net             2,313             -             -             -              -

  Other assets                                             8,932             -             -           645              -
                                                    ------------    ----------    ----------    ----------     ----------

    Total assets                                    $    447,984    $   20,356    $   16,784    $   76,200     $  (75,214)
                                                    ------------    ----------    ----------    ----------     ----------
                                                    ------------    ----------    ----------    ----------     ----------

Liabilities and shareholders' equity
Liabilities
  Mortgage loans payable                            $    205,338    $   18,798    $    9,533    $   76,200     $  (75,214)
  Other liabilities                                        9,659             -             -             -              -
                                                    ------------    ----------    ----------    ----------     ----------
    Total liabilities                                    214,997        18,798         9,533        76,200        (75,214)
                                                    ------------    ----------    ----------    ----------     ----------

Minority interests
  Preferred Units                                         52,500             -             -             -              -
  Common Units                                            23,186         1,558             -             -              -
                                                    ------------    ----------    ----------    ----------     ----------
    Total minority interests                              75,686         1,558             -             -              -
                                                    ------------    ----------    ----------    ----------     ----------

Shareholders' equity
  Preferred shares of beneficial interest                      9             -             1             -              -
  Common shares of beneficial interest                       160             -             5             -              -
  Additional paid in capital                             163,918             -         7,245             -              -
  Accumulated deficit                                     (6,786)            -             -             -              -
                                                    ------------    ----------    ----------    ----------     ----------
    Total shareholders' equity                           157,301             -         7,251             -              -
                                                    ------------    ----------    ----------    ----------     ----------

    Total liabilities and shareholders'
      equity                                        $    447,984    $   20,356    $   16,784    $   76,200     $  (75,214)
                                                    ------------    ----------    ----------    ----------     ----------
                                                    ------------    ----------    ----------    ----------     ----------



                                              Constellation      Pro
                                               Construction     Forma
                                                Properties   Adjustments         Pro Forma
                                                   (F)          (G)            Consolidated
Assets
  Net investments in real estate                 $    7,200     $          -      $ 480,317
  Cash and cash equivalents                               -                -          1,103
  Investment in unconsolidated subsidiary, net            -                -          2,313
  Other assets                                            -                -          9,577
                                                 ----------     ------------      ---------

  Total assets                                   $    7,200     $          -      $ 493,310
                                                 ----------     ------------      ---------
                                                 ----------     ------------      ---------

Liabilities and shareholders' equity
Liabilities
  Mortgage loans payable                         $    7,200     $          -      $ 241,855
  Other liabilities                                       -                -          9,659
                                                 ----------     ------------      ---------
    Total liabilities                                 7,200                -        251,514
                                                 ----------     ------------      ---------

Minority interests
  Preferred Units                                         -                -         52,500
  Common Units                                            -              (12)        24,732
                                                 ----------     ------------      ---------
    Total minority interests                              -              (12)        77,232
                                                 ----------     ------------      ---------

Shareholders' equity
  Preferred shares of beneficial intere                   -                -             10
  Common shares of beneficial interest                    -                -            165
  Additional paid in capital                              -               12        171,175
  Accumulated deficit                                     -                -         (6,786)
                                                 ----------     ------------      ---------
    Total shareholders' equity                            -               12        164,564
                                                 ----------     ------------      ---------

    Total liabilities and shareholder
      equity                                     $    7,200     $          -      $ 493,310
                                                 ----------     ------------      ---------
                                                 ----------     ------------      ---------





                  See accompanying notes and management's assumptions to
                             pro forma financial statements

                        Corporate Office Properties Trust
            Pro Forma Condensed Consolidating Statement of Operations
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                  (Dollars in thousands, except per share data)


                                                                                              Constellation
                                                                                               Transaction,
                                                                                                including
                                                                                              Woodlands One
                                                                          Initial Office,      Property and
                                                                           Airport Square     Constellation
                                                          Historical       and Fairfield       Construction        Riverwood
                                                       Consolidated (A)    Properties (B)     Properties (C)      Property (D)
Revenues:
  Base rents                                            $       6,122       $   23,129         $   14,756         $    1,912
  Tenant reimbursements and other                                 496            2,815              2,308                702
                                                        -------------       ----------         ----------         ----------
    Total revenues                                              6,618           25,944             17,064              2,614
                                                        -------------       ----------         ----------         ----------
Expenses:
  Property operating                                              728            8,029              5,986                676
  General and administrative                                      533              299                526                  -
  Interest expense                                              2,855            7,388                  -                  -
  Depreciation and amortization                                 1,331            2,580                  -                  -
  Termination of Advisory Agreement                             1,353                -                  -                  -
                                                        -------------       ----------         ----------         ----------
    Total expenses                                              6,800           18,296              6,512                676
                                                        -------------        ---------          ---------          ---------

Equity in income (loss) of management company                       -                -                (80)                 -
                                                        -------------       ----------         ----------         ----------
Income (loss) before minority interests                          (182)           7,648             10,472              1,938
Minority interests
  Preferred Units                                                (720)               -                  -                  -
  Common Units                                                    (65)               -                  -                  -
                                                        --------------      ----------         ----------         ----------

Net income (loss)                                                (967)           7,648             10,472              1,938

Preferred share distributions                                       -                -                  -                  -
                                                        -------------       ----------         ----------         ----------

Net income (loss) available to Common Shareholders      $        (967)      $    7,648         $   10,472         $    1,938
                                                        -------------       ----------         ----------         ----------
                                                        -------------       ----------         ----------         ----------

Net income (loss) per share:  Basic and diluted         $      (0.60)
                                                        -------------
                                                        -------------

Weighted average number of shares-Basic and diluted         1,600,807
                                                        -------------
                                                        -------------








                                                          Pro Forma            Pro Forma
                                                         Adjustments         Consolidated
Revenues:
  Base rents                                           $        -             $  45,919
  Tenant reimbursements and other                             201   (E)           6,522
                                                       ----------             ---------
    Total revenues                                            201                52,441
                                                       ----------             ---------
Expenses:
  Property operating                                            -                15,419
  General and administrative                                    -                 1,358
  Interest expense                                          7,950    (F)         18,193
  Depreciation and amortization                             6,246    (G)         10,157
  Termination of Advisory Agreement                        (1,353)   (H)              -
                                                       ----------             ----------
    Total expenses                                         12,843                45,127
                                                       ----------             ---------

Equity in income (loss) of management company                   -                   (80)
                                                       ----------            ----------
Income (loss) before minority interests                   (12,642)                7,234
Minority interests
  Preferred Units                                          (2,692)   (I)         (3,412)
  Common Units                                               (272)   (I)           (337)
                                                       ----------            ----------

Net income (loss)                                         (15,606)                3,485

Preferred share distributions                              (1,290)   (I)         (1,290)
                                                       ----------            ----------

Net income (loss) available to Common Shareholders      $ (16,896)          $     2,195
                                                       ----------            ----------
                                                       ----------            ----------

Net income (loss) per share:  Basic and diluted                             $      0.13
                                                                             ----------
                                                                             ----------

Weighted average number of shares-Basic and diluted                          16,466,640
                                                                             ----------
                                                                             ----------




              See accompanying notes and management's assumptions to
                          pro forma financial statements

                        Corporate Office Properties Trust
            Pro Forma Condensed Consolidating Statement of Operations
               For the Nine Month Period Ended September 30, 1998
                                   (Unaudited)
                  (Dollars in thousands, except per share data)


                                                                                               Constellation
                                                                                                Transaction,
                                                                                                 including
                                                                                               Woodlands One
                                                                           Initial Office,     Property and
                                                                            Airport Square     Constellation
                                                           Historical       and Fairfield      Construction          Riverwood
                                                        Consolidated (A)    Properties (B)     Properties(C)        Property(D)
Revenues:
  Base rents                                             $      20,539       $      4,984       $     11,706       $      1,451
  Tenant reimbursements and other                                2,640                220              1,535                536
                                                         -------------       ------------       ------------       ------------
    Total revenues                                              23,179              5,204             13,241              1,987
                                                         -------------       ------------       ------------       ------------
Expenses:
  Property operating                                             5,001              1,545              5,228                506
  General and administrative                                     1,055                 46                  -                  -
  Interest expense                                               7,424                  -                  -                  -
  Depreciation and amortization                                  4,038                  -                  -                  -
  Reformation costs                                                637                  -                  -                  -
                                                         -------------       ------------       ------------       ------------
    Total expenses                                              18,155              1,591              5,228                506
                                                         -------------       ------------       ------------       ------------

Equity in income (loss) of management company                       17                  -               (293)                 -
                                                         -------------       ------------       ------------       ------------
Income (loss) before minority interests                          5,041              3,613              7,720              1,481

Minority interests
  Preferred Units                                               (2,559)                 -                  -                  -
  Common Units                                                    (713)                 -                  -                  -
                                                         -------------       ------------       ------------       ------------

Net income (loss)                                                1,769              3,613              7,720              1,481

Preferred share distributions                                      (10)                 -                  -                  -
                                                         -------------       ------------       ------------       ------------

Net income (loss) available to Common Shareholders       $       1,759       $      3,613       $      7,720       $      1,481
                                                         -------------       ------------       ------------       ------------
                                                         -------------       ------------       ------------       ------------

Net income (loss) per share:  Basic and diluted          $        0.26
                                                         -------------

Weighted average number of shares:  Basic                    6,651,533
                                                         -------------
                                                         -------------

Weighted average number of shares:  Diluted                  6,737,907
                                                         -------------
                                                         -------------







                                                               Pro Forma           Pro Forma
                                                              Adjustments         Consolidated
Revenues:
  Base rents                                                $      -                $    38,680
  Tenant reimbursements and other                                150     (E)              5,081
                                                            --------                -----------
    Total revenues                                               150                     43,761
                                                            --------                -----------
Expenses:
  Property operating                                               -                     12,280
  General and administrative                                       -                      1,101
  Interest expense                                             6,205      (F)            13,629
  Depreciation and amortization                                3,619      (G)             7,657
  Reformation costs                                             (637)     (H)                  -
                                                            --------                -----------
    Total expenses                                             9,187                     34,667
                                                            --------                -----------

Equity in income (loss) of management company                      -                       (276)
                                                            --------                -----------
Income (loss) before minority interests                       (9,037)                     8,818

Minority interests
  Preferred Units                                                  -      (I)            (2,559)
  Common Units                                                   (59)     (I)              (772)
                                                            --------                -----------

Net income (loss)                                             (9,096)                     5,487

Preferred share distributions                                  (957)     (I)              (967)
                                                            --------                -----------

Net income (loss) available to Common Shareholders          $(10,053)               $     4,520
                                                            --------                -----------
                                                            --------                -----------

Net income (loss) per share:  Basic and diluted                                     $      0.27
                                                                                    -----------

Weighted average number of shares:  Basic                                             16,470,962
                                                                                    ------------
                                                                                    ------------

Weighted average number of shares:  Diluted                                           16,557,336
                                                                                    ------------
                                                                                    ------------


                 See accompanying notes and management's assumptions to
                             pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
           (Dollars in thousands, except share and per share amounts)




1.       Basis of Presentation:

Corporate Office Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 1998, the Company's portfolio included 43 commercial real estate properties leased for office and retail purposes.

These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties and the Constellation Service Companies. In management's opinion, all adjustments necessary to reflect the effects of the Offering, the acquisitions of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies, the Woodlands One Properties, the Constellation Construction Properties and the closing of the TIAA Loan and utilization of the proceeds thereof by the Company have been made.

2.       Adjustments to Pro Forma Condensed Consolidating Balance Sheet:


(A) Reflects the historical consolidated balance sheet of the Company as of September 30, 1998.

(B) Reflects the contribution of the Riverwood Property from an unrelated party in exchange for: (i) issuance of 148,381 Common Units at a value of $10.50 per unit ($1,558) and; (ii) the utilization of loan proceeds from the Revolving Credit Facility of $18,798, including payment of $348 of costs associated with the acquisition.

(C) Reflects the acquisition of the Woodlands One Property from Constellation in exchange for: (i) issuance of 72,509 Preferred Shares at a value equal to a liquidation preference of $25.00 per share ($1,813); (ii) issuance of 517,923 Common Shares at a value of $10.50 per share ($5,438); (iii) assumption of debt aggregating $9,533; and (iv) utilization of cash reserves of $1,144, including payment of $328 of costs associated with the acquisition.

(D) Reflects the proceeds of the first disbursement under the TIAA Loan, net of associated costs of $645.

(E) Reflects the application of the net proceeds of the TIAA Loan where debt was retired of: (i) $27,181 assumed in connection with the Constellation Transaction; (ii) $9,533 assumed in connection with the Woodlands One Property and (iii) $38,500 of the balance of the Revolving Credit Facility.

(F) Reflects the acquisition of the Constellation Construction Properties from Constellation in exchange for: (a) the assumption of debt aggregating $2,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200.

(G) Reflects the adjustment to minority interests as a result of the transactions in connection with the Constellation Transaction, the Woodlands One Property and the Riverwood Property. After the closings, the Company holds a total of 14,800,557 Common Units or an 84.4% interest in the Operating Partnership.


                                                        Company        Operating Partnership       Consolidated
                                                        -------        ---------------------       ------------
       Minority interests
           Common Units                               $           -   $      24,732       15.6%    $      24,732

       Shareholders' equity (1)
           Common Shares                                      7,303         133,809       84.4%          141,112
                                                      -------------   -------------    --------    -------------

                                                      $       7,303   $     158,541      100.0%    $     165,844
                                                      -------------   -------------    --------    -------------
                                                      -------------   -------------    --------    -------------

           (1)  Excluding $23,452 related to the Company's Preferred Shares

3.       Adjustments to Pro Forma Condensed Consolidating Statements of
         Operations:

(A)      Reflects the historical consolidated operations of the Company.

(B) Reflects the effects of the combined historical operations of the Initial Office Properties, the Airport Square Properties and the Fairfield Properties which were acquired on October 14, 1997, April 30, 1998 and May 28, 1998, respectively.

For the Year Ended December 31, 1997

                                               Initial Office     Airport Square      Fairfield
                                                 Properties         Properties        Properties
                                                   through           Through           through
                                                  10/13/97           12/31/97          12/31/97        Combined

Revenues
    Base rents                                   $    12,216       $     8,524        $    2,389      $   23,129
    Tenant reimbursements and other                    1,282               295             1,238           2,815
                                                 -----------       -----------        ----------      ----------
              Total revenues                          13,498             8,819             3,627          25,944
                                                 -----------       -----------        ----------      ----------

Expenses
    Property operating                                 2,731             3,367             1,931           8,029
    General and administrative                           174                41                84             299
    Interest expense                                   7,388                 -                 -           7,388
    Depreciation and amortization                      2,580                 -                 -           2,580
                                                 -----------       -----------        ----------      ----------
              Total expenses                          12,873             3,408             2,015          18,296
                                                 -----------       -----------        ----------      ----------

Income (loss) before minority interests          $       625       $     5,411        $    1,612      $    7,648
                                                 -----------       -----------        ----------      ----------
                                                 -----------       -----------        ----------      ----------


For the Nine Month Period Ended September 30, 1998


                                                                                      Fairfield
                                                                  Airport Square      Properties
                                               Initial Office       Properties        Historical
                                                 Properties         Historical         through
                                                 Historical      through 4/29/98       5/27/98         Combined

Revenues
    Base rents                                   $         -       $     3,371        $    1,613      $    4,984
    Tenant reimbursements and other                        -                90               130             220
                                                 -----------       -----------        ----------      ----------
              Total revenues                               -             3,461             1,743           5,204
                                                 -----------       -----------        ----------      ----------

Expenses
    Property operating                                     -             1,073               472           1,545
    General and administrative                             -                 8                38              46
    Interest expense                                       -                 -                 -               -
    Depreciation and amortization                          -                 -                 -               -
                                                 -----------       -----------        ----------      ----------
              Total expenses                               -             1,081               510           1,591
                                                 -----------       -----------        ----------      ----------

Income (loss) before minority interests          $         -       $     2,380        $    1,233      $    3,613
                                                 -----------       -----------        ----------      ----------
                                                 -----------       -----------        ----------      ----------


(C) Reflects the effects of the adjusted combined historical operations of the Constellation Properties and the Constellation Service Companies which were acquired on September 28, 1998. Historical operations for the Woodlands One Property and the Constellation Construction Properties are not reflected as those properties were not operational as of September 30, 1998.

For the Year ended December 31, 1997


                                                                   Constellation
                                                  Constellation      Service           Pro Forma
                                                   Properties       Companies         Constellation
                                                   Historical       Historical          Adjustments          Combined
Revenues
    Base rents                                     $    14,756      $          -     $         -           $   14,756
    Tenant reimbursements and other                      2,308            11,226        (11,226)  (i)           2,308
                                                   -----------      ------------     -----------           ----------
              Total revenues                            17,064            11,226        (11,226)               17,064
                                                   -----------      ------------     -----------           ----------

Expenses
    Property operating                                   5,986                 -               -                5,986
    General and administrative                             526            10,242        (10,242)  (ii)            526
    Interest expense                                         -                18            (18)  (iii)             -
    Depreciation and amortization                            -               225           (225)  (iv)              -
                                                   -----------      ------------     -----------           ----------
              Total expenses                             6,512            10,485        (10,485)                6,512
                                                   -----------      ------------     -----------           ----------

Equity in income (loss) of management
 company                                                     -                 -            (80)  (v)            (80)
                                                   -----------      ------------     -----------           ----------

Income (loss) before income taxes and
 minority interests                                $   10,552       $        741     $     (821)           $   10,472
                                                   -----------      ------------     -----------           ----------
                                                   -----------      ------------     -----------           ----------

For the Nine Month Period Ended September 30, 1998


                                                                  Constellation
                                                  Constellation      Service
                                                   Properties       Companies
                                                   Historical       Historical        Pro Forma
                                                     through         through        Constellation
                                                     9/27/98         9/27/98          Adjustments           Combined
Revenues
    Base rents                                     $    11,706      $          -     $         -           $   11,706
    Tenant reimbursements and other                      1,535             9,111         (9,111)  (i)           1,535
                                                   -----------      ------------     -----------           ----------
              Total revenues                            13,241             9,111         (9,111)               13,241
                                                   -----------      ------------     -----------           ----------

Expenses
    Property operating                                   5,228                 -               -                5,228
    General and administrative                               -             8,765         (8,765)  (ii)              -
    Interest expense                                         -                10            (10)  (iii)             -
    Depreciation and amortization                            -               235           (235)  (iv)              -
                                                   -----------      ------------     -----------           ----------
              Total expenses                             5,228             9,010         (9,010)                5,228
                                                   -----------      ------------     -----------           ----------

Equity in income (loss) of management
 company                                                     -                 -           (293)  (v)            (293)
                                                   -----------      ------------     -----------           ----------

Income (loss) before income taxes and
 minority interests                                $     8,013      $        101     $     (394)           $    7,720
                                                   -----------      ------------     -----------           ----------
                                                   -----------      ------------     -----------           ----------


                                                                                                  For the Nine
                                                                             For the Year         Month Period
                                                                                 Ended                Ended
                                                                             December 31,         September 30,
                                                                                 1997                 1998
                                                                                 ----                 ----

(i)    Reflects the reclassification of Constellation Service
       Companies' historical revenue to equity in income of
       management company.                                                    $     (11,226)        $     (9,111)
                                                                              --------------        ------------
                                                                              --------------        ------------

(ii)   Reflects the reclassification of Constellation Service
       Companies' historical operating expenses to equity in
       income of management company.                                          $     (10,242)        $     (8,765)
                                                                              --------------        ------------
                                                                              --------------        ------------

(iii)  Reflects the reclassification of Constellation Service
       Companies' historical interest expense to equity in income of
       management company                                                    $         (18)        $        (10)
                                                                             --------------        ------------
                                                                             --------------        ------------

(iv)   Reflects the reclassification of Constellation Service
       Companies' historical depreciation and amortization to
       equity in income of management company                                $        (225)        $       (235)
                                                                             --------------        ------------
                                                                             --------------        ------------


                                                                                                For nine period
                                                                             For the Year         Month Period
                                                                                 Ended                Ended
                                                                             December 31,         September 30,
                                                                                 1997                 1998
                                                                                 ----                 ----

         (v)   Reflects the net change in equity in income of
               management company as follows:
               -  Reclassification of Constellation Service
                  Companies' historical income and expenses                    $    741        $     101
               -  Elimination of construction contract revenue
                  earned by Constellation Service Companies in
                  connection with operations that are not expected to
                  have a continuing impact on the Company                        (4,122)          (3,084)
               -  Elimination of construction contract costs incurred by
                  Constellation Service Companies in connection with
                  operations that are not expected to have a continuing
                  impact on the Company                                           3,768            2,997
               -  Addition of net overhead costs not included in
                  historical costs and expected to have a continuing
                  impact on the Company                                            (122)            (255)
               -  Addition of interest expense on indebtedness
                  issued by an affiliate of the management company
                  to the Company at a rate of 10.0% per annum                      (201)            (150)
               -  Depreciation expense on personal property of $583
                  over a 5-year useful life                                        (116)             (87)
               -  Adjustment to Constellation Service Companies'
                  historical depreciation and amortization                          122              131
               -  To reflect income tax (expense) benefit at an
                  assumed rate of 40%                                                19              176
               -  To reflect minority interest in management company               (116)             (82)
               -  To reflect adjustment for purchase price of
                  management company to pro forma net income over
                  20 years                                                          (53)             (40)
                                                                           -------------     ------------
                                                                           $        (80)     $      (293)
                                                                           -------------     ------------
                                                                           -------------     ------------



(D) Reflects the effects of the historical operations of the Riverwood Property which was acquired on October 13, 1998.

(E) Reflects interest income on the Company's $2,005 note receivable from an affiliate of the management company at a rate of 10.0% per annum.

(F) Represents net additional pro forma interest expense, as a result of borrowings under the Term Credit Facility, the Revolving Credit Facility, the debt assumed in connection with the Fairfield Properties, the debt assumed in connection with the Constellation Transaction and the TIAA Loan.


                                                                                                   For the Nine
                                                                                For the Year       Month Period
                                                                                   Ended               Ended
                        Adjustment to interest expense, net of related           December 31,       September 30,
                        historical amounts, as a result of:                        1997                 1998
                        -----------------------------------                        ----                -----

                Term Credit Facility, which debt bears interest at 7.5%
                per annum.                                                      $     (1,511)     $          -

                Revolving Credit Facility, based upon a pro forma balance of
                $12,200, which debt bears interest at LIBOR plus 175 basis points, assuming a LIBOR rate of 5.75%
                per annum.                                                               914                84

                Revolving Credit Facility based upon a pro forma unused
                balance of $87,800, which unused balance is subject to
                a fee of 25 basis points per annum.                                      221                99

                Debt assumed in connection with the acquisition of the
                Fairfield Properties which debt bears interest at a
                rate of 8.29% per annum.                                                 536               219

                Debt assumed in connection with the Constellation
                Transaction, based upon a pro forma aggregate balance
                of $30,904, which debt bears interest at average
                effective rate of 7.70% per annum.                                     2,380             1,745

                Debt assumed in connection with the acquisition of the
                Constellation Construction Properties, which debt bears
                interest at a rate of 8.00% per annum.                                   160               120
                TIAA Loan, based upon a pro forma balance of $76,200,
                which debt bears interest at 6.89% per annum.
                                                                                       5,250             3,938
                                                                                -------------     ------------
                                                                                $      7,950      $      6,205
                                                                                -------------     ------------
                                                                                -------------     ------------


(G) Pro forma depreciation expense is reflected assuming an 80% building and 20% land allocation of the purchase price and capitalized costs over a useful life of 40 years. Pro forma amortization expense is reflected assuming pro forma deferred financing fees are amortized over the life of the related loan.


                                                                                                     For the Nine
                                                                               For the Year         Month Period
                        Adjustment to depreciation and                             Ended               Ended
                        amortization expense, net of related historical        December 31,       September 30,
                        amounts, as a result of:                                 1997                  1998
                        ------------------------                                 ----                  ----
         Depreciation expense:
                Initial Office Properties                                       $     548         $      -

                Airport Square Properties                                           1,452              462

                Fairfield Properties                                                  588              245

                Constellation Transaction, including Woodlands One
                Property                                                            3,293            2,469

                Riverwood Property                                                    408              306

         Amortization of deferred financing fees related to:
                Term Credit Facility in connection with Initial Office
                Properties                                                           (323)               -

                Revolving Credit Facility                                             209               87

                Assumed debt in connection with Fairfield Properties                   10                3

                TIAA Loan                                                              61               47
                                                                                -------------     ------------

                                                                                $   6,246         $  3,619
                                                                                -------------     ------------
                                                                                -------------     ------------

(H) Costs relating to termination of the advisory agreement and the reformation of the Company aggregating $1,353 and $637 for the year ended December 31, 1997 and the nine-month period ended September 30, 1998, respectively, have been excluded since such costs are not expected to have a continuing impact on the Company.

(I) Reflects the effects of contribution of the net assets received from the Offering, the Constellation Transaction, including the Woodlands One Property, and the Riverwood Property to the Operating Partnership in exchange for (i) 7,500,000 Common Units as a result of the Offering; (ii) 938,075 Preferred 1998 Units and 6,700,557 Common Units as a result of the Constellation Transaction, including the Woodlands One Property; and (iii) 148,381 Common Units as a result of the Riverwood Property.

The following table presents the calculation of the post closing percentage ownership of Common Units in the Operating Partnership (i.e. not including Preferred Units):

                                                     Company                  Others                Total
                                               ---------------------    -------------------    -----------------
         Common Units - pre closing                    600,000                 2,581,818             3,181,818
         Offering                                    7,500,000                         -             7,500,000
         Constellation Transaction,
         including Woodlands One Property
                                                     6,700,557                         -             6,700,557
         Riverwood Property                                  -                   148,381               148,381
                                               ---------------          ----------------       ---------------
         Common Units - post closing                14,800,557                 2,730,199            17,530,756
                                               ---------------          ----------------       ---------------
         Percentage ownership                             84.4%                     15.6%                100.0%
                                               ---------------          ----------------       ---------------
                                               ---------------          ----------------       ---------------

         Minority interest in income (loss) has been reflected, on a pro forma basis, in accordance with the Operating Partnership Agreement. The holders of Preferred Units are allocated income up to 6.5% (Preferred 1997 Units) or 5.5% (Preferred 1998 Units) of their investment on a pari passu basis with remaining income, if any, or loss allocated between the Company (84.4%) and the remaining partners (15.6%). The adjustments to record the income (loss) effect of the minority interest share of income (loss) in the pro forma statements of operations were computed as follows:


                                                                                                       For the Nine
                                                                                 For the Year           Month Period
                                                                                    Ended                  Ended
                                                                                 December 31,            September 30,
                                                                                 ------------            -------------
                                                                                    1997                    1998
                                                                                    ----                    ----

                     Income before minority interests                            $      7,234         $        8,818
                     Less: income from the retail properties directly
                            owned by the Company                                         (368)                  (333)
                                                                                 --------------        ---------------
                     Income before minority interest
                            - Operating Partnership                                     6,866                  8,485
                     Less: Preferred 1997 Unitholders
                            - $52,500 @ 6.5%                                          (3,412)                 (2,559)
                     Less: Preferred 1998 Unitholders/Shareholders
                            - $23,452 @ 5.5%                                          (1,290)                   (967)
                                                                                 -------------         --------------
                     Remaining Operating Partnership allocation                        2,164                   4,959

                     Less: Pro forma minority share
                            - Common Units (15.6%)                                      (337)                   (772)
                                                                                 -------------         --------------

                     Remaining Operating Partnership allocation (84.4%)                1,827                   4,187

                     Add back: income from retail properties directly
                           owned by the Company                                          368                     333
                                                                                 -------------         --------------

                     Net income allocated to Common Shareholders                 $     2,195         $        4,520
                                                                                 -------------         --------------
                                                                                 -------------         --------------

                        REPORT OF INDEPENDENT ACCOUNTANTS
                                     -------



November 17, 1998

To Corporate Office Properties Trust:

We have audited the accompanying statement of revenue and certain expenses of the Riverwood Acquisition Property (the "Property") as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.







PricewaterhouseCoopers LLP

                         RIVERWOOD ACQUISITION PROPERTY
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      for the year ended December 31, 1997
                                     -------





Revenue:
     Base rents                                                                      $1,911,702
     Tenant reimbursements                                                              695,085
     Interest income                                                                      5,103
     Miscellaneous income                                                                 2,899
                                                                                     ----------
                   Total revenue                                                      2,614,789
                                                                                     ----------
Certain expenses:
    Property operating                                                                  212,364
    Repairs and maintenance                                                             463,838
    General and administrative                                                              160
                                                                                     ----------
                  Total certain expenses                                                676,362
                                                                                     ----------
Revenue in excess of certain expenses                                                $1,938,427
                                                                                     ----------
                                                                                     ----------















              See accompanying notes to this financial statement.

                         RIVERWOOD ACQUISITION PROPERTY
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      for the year ended December 31, 1997
                                     -------


1.       Business:

         The accompanying statement of revenue and certain expenses relates to the operation of Riverwood Acquisition Property (the "Property"), consisting of the revenues and certain expenses of a building known as Parcel A in the Rivers Corporate Park, 7200 Riverwood Drive, Columbia, Maryland 21046, being a separately divided parcel of approximately twenty acres located in Howard County, Maryland, which contains a single story one hundred and sixty thousand square foot building.


2.       Summary of Significant Accounting Policies:

         Basis of Presentation:

         The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest expense and ground rent, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Property, have been excluded.

         Revenue and Expense Recognition:

         Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.

         Use of Estimates:

         The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

         Major Tenant:

         During 1997, the United States Government was the sole tenant of the Riverwood property under a cancelable monthly lease agreement. See also
         Note 3.




                                   Continued

3.       Rentals:

         The Property entered into a non-cancellable tenant lease with the United States Government on January 1, 1998 that provides for the tenant to share in the operating and real estate taxes on a pro rata basis, as defined in the lease, with an expiration date of December 31, 2002. Future minimum rentals to be received under this tenant lease are as follows:


                           1998                    $  1,915,946
                           1999                       1,963,200
                           2000                       2,012,800
                           2001                       2,062,400
                           2002                       2,113,600
                                                  -------------
                                                    $10,067,946
                                                  -------------
                                                  -------------

                         RIVERWOOD ACQUISITION PROPERTY
                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     for the nine months September 30, 1998
                                    -------
                                  (unaudited)



Revenue:
     Base rents                                                    $1,450,750
     Tenant reimbursements                                            527,868
     Interest income                                                    8,172
                                                                   ----------

              Total revenue                                         1,986,790
                                                                   ----------

Certain expenses:
    Property operating                                               157,229
    Repairs and maintenance                                          347,374
    General and administrative                                           150
    Bad debts                                                          1,333
                                                                  ----------

             Total certain expenses                                  506,086
                                                                  ----------

Revenue in excess of certain expenses                             $1,480,704
                                                                  ----------
                                                                 ----------